LOAN PARTICIPATION AGREEMENT


     LOAN PARTICIPATION AGREEMENT (this "Agreement") dated as of December 1, 1998 between MORGAN GUARANTY TRUST COMPANY OF NEW YORK (the "Bank") and WELLSFORD CAPITAL (the "Participant").

     Reference is made to the Revolving Credit Agreement dated as of March "8, 1998 (the "Credit Agreement") between Safeguard Capital Fund, L.P., a Delaware limited partnership (the "Borrower") and the Bank, a copy of which has been furnished to the Participant. Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement. Pursuant to the terms of the Credit Agreement, the Bank is committed, subject to the terms and conditions thereof, to make a loan (collectively, the "Loan") in advances (each an "Advance") to the Borrower from time to time in an aggregate principal amount not to exceed $90,000,000 at any one time outstanding and with the aggregate principal amount of all Advances made under the Credit Agreement not to exceed $100,000,000 (the "Commitment").

     On the following terms and conditions, the Bank hereby agrees to sell and the Participant hereby agrees to purchase an undivided junior interest (the "Junior Participation") in the Loan and each of the Advances, including, without limitation, the initial Advances in the amount of $11,8"5,000.00 heretofore made by the Bank to the Borrower. The maximum aggregate outstanding principal amount of the Junior Participation is $45,000,000, and the relationship which the aggregate outstanding principal amount of (a) as to the Participant, the Junior Participation, and (b) as to the Bank, the sum of (i) the Senior Participation (as hereinafter defined) plus (ii) any Default Senior Interest (as hereinafter defined) plus (iii) any Bank Junior Participation (as hereinafter defined), as the case may be, bears to the aggregate outstanding principal amount of the Loan made or to be made by the Bank (determined at any given time after giving effect to any assignment by the Bank of any of its right, title and interest under the Credit Agreement but without giving effect to the sale of this or any other participation therein) is hereinafter called the "Participation Percentage". The Junior Participation will be payable in accordance with Section " below and shall bear interest at an annual rate equal to 1.50% in excess of the interest rate payable under the Note as in effect from time to time (the "Junior Participation Rate"). The Bank will retain a senior interest in the Loan (the "Senior Participation") payable in accordance with Section " below, which Senior Participation shall bear interest at an annual rate equal to the interest rate payable under the Note as in effect from time to time less 1.50% (the "Senior Participation Rate"). For purposes of this Agreement, the term "Note" shall mean the promissory note executed by Borrower in favor of the Bank in the maximum principal amount of $90,000,000 together with any modification thereof made in accordance with Section 4(f) below.

     1.   ADVANCES; SERVICING ADVANCES

     (a) Upon the Bank's receipt of a Preliminary Borrowing Request from the Borrower and all documentation required by the Bank under the Credit Agreement in support thereof, the Bank shall, provided it has approved such Preliminary Borrowing Request, promptly furnish to the Participant a copy thereof as well as all such documents and information furnished by or on behalf of the Borrower in connection therewith. The Participant shall have five (5) Business Days to review the Preliminary Borrowing Request. In the event that upon receiving a Preliminary Borrowing Request the Participant delivers a certification to the Bank (a "Dispute Notice"), which Dispute Notice must be received by the Bank within five (5) Business Days following Participant's receipt of the Preliminary Borrowing Request, certifying that the Participant has determined in good faith that the Collateral Value calculated by the Bank after giving effect to the new Advance is too high, the Participant shall not be obligated to fund the Participant's Share (as hereinafter defined) of the new Advance. In the event the Participant does not deliver to the Bank a written revocation of the Dispute Notice within one Business Day after delivering the Dispute Notice, the Participant shall be deemed to have elected not to fund the Participant's Share of such new Advance and shall also be deemed to have automatically waived its right to fund any future Advance made pursuant to the Credit Agreement. In the event that the Participant fails to deliver a Dispute Notice by the end of such fifth (5th) Business Day, the Participant shall be deemed to have waived its rights under this paragraph (a) and shall be obligated to fund the Participant's Share of the new Advance in accordance with paragraph (c) of this Section 1. Any Dispute Notice shall include reasonable back-up for such determination.

     (b) In the event the Participant timely delivers a Dispute Notice, the Bank shall fund one hundred percent (100%) of the Advance and shall be deemed to be the owner of a fifty percent (50%) Senior Participation in such Advance and a new junior participation (a "Bank Junior Participation") evidencing the remaining fifty percent (50%) interest in such Advance, which Bank Junior Participation shall be pari passu with the Junior Participation held by the Participant and shall bear interest at the Junior Participation Rate in accordance with Section " below, provided, however, that all payments received by the Bank on account of such Advance shall nonetheless be aggregated with payments received by the Bank on account of the balance of the Loan for purposes of distributions under Section ".

     (c) Provided that the Preliminary Borrowing Request has been approved by the Bank, and unless a Dispute Notice has been timely delivered in accordance with paragraph (a) above and not revoked, upon the Bank's receipt of a Borrowing Request, a copy of which the Bank shall promptly furnish to the Participant, the Participant will by no later than 10:00 a.m. (New York City time) on the date of the requested borrowing set forth in the Borrowing Request, make available to the Bank at its office at 60 Wall Street, New York, New York 10"60, funds immediately available in the amount of fifty percent (50%) (the "Participant's Share") of the new Advance.

     (d) The Note evidencing, and all other documents relating to, the Loan (the "Loan File") will be retained by the Bank or a custodian on behalf of the Bank, but copies thereof will be furnished to the Participant. The Loan File shall contain, at a minimum, the documents listed on SCHEDULE A attached hereto.

     (e) Record title to the Loan shall initially be retained by the Bank in its capacity as initial servicer (the Bank in such capacity as well as any successor servicer appointed pursuant hereto and/or the Participant to the extent it is performing servicing responsibilities with respect to the Loan are each sometimes hereinafter referred to as the "Servicer"), in trust for the Bank, the Participant and any other party who hereafter acquires a participation or sub-participation interest in the Loan (collectively, the "Participants") as the owners thereof, and possession of the Loan Files shall be retained by the Bank or its document custodian or, in certain cases by the Participant, in trust for the Participants as the owners thereof, for the sole purpose of servicing the Loan. The beneficial ownership of the Loan, including, without limitation, the Loan Files and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, is vested in the Participants.

     (f) To evidence the Junior Participation the Bank has provided the Participant with a loan participation certificate (the "Junior Certificate") in the form annexed hereto and hereby authorizes the Participant to endorse on the Junior Certificate the dates and the amount of each Advance in respect of the Junior Participation and the amount of each payment of principal which the Bank advises the Participant in writing has been credited to its account.


     (g) In the event that the Participant fails to advance the Participant's Share of any Advance when required, the Bank shall, to the extent required to comply with its obligations under the Credit Agreement, fund 100% of such Advance or obtain an alternative source of funding for such portion of the Advance. If the Bank funds 100% of such Advance, the Participant covenants and agrees that it shall, subject to the terms of the penultimate sentence of this paragraph (g), reimburse the Bank in the amount of the Participant's Share of such Advance together with interest on such amount calculated at the interest rate of two percent in excess of the Junior Participation Rate payable from the day such Advance was made by the Bank through and including the day the Participant reimburses the Bank for funding the Participant's Share of such Advance, which repayment obligation as to both principal and interest shall be subject to a credit in the amount of any principal or interest, respectively, received from time to time by the Bank or the provider of any alternative financing as the holder of the applicable Default Senior Interest (as defined below). Such reimbursement shall be made by wire transfer to the account indicated by the Bank. Commencing with the date the Bank or such alternative source of financing funds all or any portion of the Participant's Share of an Advance and continuing for so long as the Participant fails to reimburse the Bank or the alternative source of financing, as the case may be, as provided in this paragraph to the account designated by the Bank, the Bank or such alternative source of financing, as the case may be, shall be deemed the owner of a new senior participation interest (a "Default Senior Interest") evidencing a senior participation as to the Participant's Share (or such portion thereof) of such Advance, payable at the same senior priority as the Senior Participation in the balance of the Loan in accordance with Section " below, provided, further, that any Default Senior Interest shall bear interest at the Junior Participation Rate for so long as it remains outstanding. At any time following the issuance of a Default Senior Interest, the Participant, prior to reimbursing the holder of the Default Senior Interest, shall provide ten (10) days prior written notice of its intention to effect such reimbursement. The holder of the Default Senior Interest shall notify the Participant within five (5) Business Days of its receipt of such notice of its election to either (i) accept reimbursement from the Participant in which case upon receipt of such full reimbursement of principal and interest the Default Senior Interest shall be assigned to the Participant and automatically immediately converted to a Junior Participation or (ii) reject the reimbursement and retain the Default Senior Interest in which case the reimbursement obligation of the Participant under this paragraph (g) shall automatically terminate with respect to the subject Advance. Nothing herein shall be deemed a waiver of any other rights or remedies of the Bank provided hereunder, at law or in equity in connection with any refusal by the Participant to fund the Participant's Share of any Advance.

     (h) The Bank reserves the right, but is not obligated, to make advances of all amounts necessary for the payment of hazard insurance premiums, water rates, real estate taxes, assessments or other public charges, or other items necessary for the protection of the security of any mortgage or deed of trust securing the Loan or the preservation of any mortgaged property, including, without limitation, any property which has been foreclosed or acquired by a deed-in-lieu of foreclosure by the Bank or any designee of the Bank (each, a "Mortgaged Property") to the extent funds held in mortgage escrows are insufficient to pay for such items. In the event that the Bank determines in accordance with the terms of this Agreement that such an advance (a "Servicing Advance") is necessary or appropriate in connection with the Loan or any Mortgaged Property which has been converted to real estate owned status following the exercise of any remedies, the Bank shall, in the absence of an emergency, use reasonable efforts to consult with the Participant prior
to making a Servicing Advance.   While the Bank shall use reasonable efforts
to consult with the Participant, other than in the case of an emergency, the determination of the Bank shall be conclusive in the event that the parties disagree. In the event, however, that the Participant is servicing the Loan in accordance with Section 4(d) and 4(e) below, the Participant shall have the right, after consulting with the Bank, to make a Servicing Advance with respect to the Loan in the event that the Participant reasonably determines that such an advance is necessary to protect the security of the collateral or preserve the then existing condition of the Mortgaged Property. Servicing Advances shall bear interest from the date advanced until repaid at the same rate of interest payable by the Borrower under the Loan Documents (the "Servicing Advance Rate") with respect to such advances and will be reimbursed to the Bank and/or the Participant, as the case may be, together with interest thereon, in accordance with Section " below.

     (i) In the event that the Participant fails to fund the amount requested in connection with the funding of any Advance required to be funded by the Participant hereunder within the applicable time period, the Participant shall reimburse the Bank for all reasonable and necessary out-of-pocket costs and expenses actually incurred by the Bank, directly or indirectly, as a result of the Participant's failure to fund within the applicable time period, which reimbursement shall be made within 10 days after receipt by the Participant of copies of invoices and/or statements from the Bank itemizing such costs and expenses.

     2.   DISTRIBUTIONS

     (a) With respect to payments of interest actually received by the Bank in respect of the Loan, such payments will be promptly applied:

          (i) First, to the Bank and the Participant on a pari passu basis and pro rata, to repay any accrued and unpaid interest on any Servicing Advances by such party at the Servicing Advance Rate;

          (ii) Second, to the Bank to repay all accrued and unpaid interest on the Senior Participation at the Senior Participation Rate and any Default Senior Interest at the Junior Participation Rate; and

          (iii) Third, to the Bank and the Participant on a pari passu basis and pro rata, to repay all accrued and unpaid interest on any Bank Junior Participation held by the Bank and the Junior Participation held by the Participant, at the Junior Participation Rate.

     (b) With respect to prepayments of principal actually received by the Bank in respect of the Loan, such prepayments shall be promptly applied:

          (i) First, to the Bank and the Participant, on a pari passu basis and pro rata based upon the respective amounts of unreimbursed Servicing Advances and Asset Audit Expenses owing to the Bank and the Participant, to reimburse the Bank and the Participant for any unreimbursed Servicing Advances together with interest thereon at the Servicing Advance Rate and to reimburse the Bank and the Participant for any unreimbursed Asset Audit Expenses; and

          (ii) Second, to the Bank and the Participant, on a pari passu basis, to pay principal based upon their respective Participation Percentages.

     (c) With respect to all other payments of principal actually received by the Bank in respect of the Loan (including, without limitation, insurance proceeds, condemnation proceeds, liquidation proceeds and proceeds from the operation of any Mortgaged Property), such payments shall be promptly applied:

          (i) First, to the Bank and the Participant on a pari passu basis and pro rata based upon the respective amounts of unreimbursed Servicing Advances and Asset Audit Expenses owing to the Bank and the Participant, to reimburse the Bank and the Participant for any unreimbursed Servicing Advances together with interest thereon at the Servicing Advance Rate and to reimburse the Bank and the Participant for any unreimbursed Asset Audit Expenses;

          (ii) Second, to the Bank to repay all accrued and unpaid interest on the Senior Participation at the Senior Participation Rate and any Default Senior Interest at the Junior Participation Rate;

          (iii) Third, to the Bank to repay all principal amounts due and owing to the Bank as the holder of the Senior Participation and any Default Senior Interest in the Loan;

          (iv) Fourth, to the Bank and the Participant on a pari passu basis and pro rata, to repay all accrued and unpaid interest on any Bank Junior Participation held by the Bank and the Junior Participation held by the Participant, at the Junior Participation Rate;

          (v) Fifth, only to the extent of any remaining funds representing such principal payments, to the Bank and the Participant on a pari passu basis and pro rata, to the extent of the Junior Participation held by the Participant and any Bank Junior Participation held by the Bank, to repay all principal amounts due and owing; and

          (vi) Sixth, to the Participant and the Bank on a pari passu basis, based upon their respective Participation Percentages.

     (d) Notwithstanding anything herein to the contrary, the fees payable under Section 3.01 of the Credit Agreement shall be solely for the account of the Bank and shall be retained by the Bank for its own account. In addition, any late fees and, notwithstanding anything to the contrary set forth in Section "(a) above, any incremental increases in the interest rate under the Loan paid by the Borrower on account of a default rate of interest being in effect (but only to the extent of the incremental increase in the interest rate as opposed to the base rate of interest which shall remain payable in accordance with Section "(a) above) shall be divided between the Bank and the Participant in accordance with their respective Participation Percentage at the time of payment.

     (e) In addition to the payments of debt service on the Loan to be distributed as set forth above, payments received by the Bank under any guaranty, reimbursement or indemnification provision under any Loan Document shall (i) be distributed in accordance with paragraphs (a) through (c) above of this Section " to the extent such payments relate to principal or interest on the Loan and (ii) in the event such payment relates to obligations of the Borrower other than payment of the Loan, including, without limitation, indemnification obligations or reimbursement obligations for sums advanced on account of the Borrower, such payment shall be distributed to the Bank and the Participant based upon the actual losses or expenditures suffered or incurred by each such party in connection with the event or obligation giving rise to such payment.

     3.   RETURN OF FUNDS

     If the Bank should for any reason make any payment to the Participant in anticipation of the receipt of funds from the Borrower or any guarantor and such funds are not received by the Bank from the Borrower or any guarantor on the date payment is due, then the Participant shall, on demand of the Bank, forthwith return to the Bank any such amounts transferred to the Participant by the Bank in respect of the Junior Participation plus interest thereon from the day such amounts were transferred by the Bank to the Participant to, but not including, the day such amounts are returned by the Participant at a rate per annum equal to the effective Federal Funds Rate. If the Bank is required at any time to return to the Borrower or any guarantor or to a trustee, receiver, liquidator, custodian or other similar official any portion of the payments made by the Borrower or any guarantor to the Bank, then the Participant shall, on demand of the Bank, forthwith return to the Bank any such payments transferred to the Participant by the Bank in respect of the Junior Participation, but without interest on such payments (unless the Bank is required to pay interest on such amounts to the person recovering such payments).

     4.   SERVICING

     (a) The Loan will be serviced by the Bank pursuant to the terms of this Agreement provided that in certain cases following a default under the Loan the Participant will have certain responsibilities with respect to the servicing of the Loan subject to and in accordance with the terms of this Agreement. In addition, the Bank shall have the right at any time to delegate any of its servicing responsibilities hereunder without obtaining the consent of the Participant, provided, however, the Bank shall be and remain primarily liable for such delegated activities subject to the limitations on liability set forth in this Agreement. The Bank or the Participant, as the case may be, shall diligently service and administer the Loan in the best interests of and for the benefit of the Participants as a whole (as determined by the Bank or the Participant, as the case may be, in its good faith and reasonable judgment, without regard to any unique circumstances surrounding any particular Participant) in accordance with applicable law, the terms of this Agreement and the Loan and, to the extent consistent with the foregoing, in the same manner as would prudent mortgage lenders, loan servicers and asset managers servicing mortgage loans comparable to the Loan in the jurisdiction where each Mortgaged Property is located, but in no event shall the Loan be serviced by the Bank or the Participant, as the case may be, with any lesser degree of care than the Bank or the Participant, as the case may be, ordinarily exercises with respect to comparable commercial loans in which no participation is granted, and with a view to the timely collection of all scheduled payments of principal and interest under the Note or, if the Loan comes into and continues in default and no satisfactory arrangements can be made for the collection of the delinquent payments, to the maximization of the recovery on the Loan to Participants on a present value basis (the relevant discounting of anticipated collections that will be distributable to Participants to be done at the related Loan interest rate), but without regard to: (i) any relationship that the Servicer or any affiliate thereof may have with the Borrower; (ii) the ownership of any Participation Certificate by the Servicer or any affiliate thereof; (iii) the Servicer's obligation to make Servicing Advances or Advances; and (iv) the Servicer's right to receive compensation for its services hereunder or with respect to any particular transaction.

      All moneys received by the Bank under the Loan shall be held by the Bank as trustee for the Participant to be disbursed in accordance with Section " above. Disbursements pursuant to Section " above shall be made to the Participant not later than the next Business Day following receipt thereof, in any case by wire transfer of immediately available funds pursuant to the wiring instructions set forth in Section 10 below. Except as expressly provided herein, the Bank does not assume any other duties or responsibilities.

     (b) The Bank may make or cause to be made such inspections of the Mortgaged Properties from time to time in accordance with its customary practices. The Bank shall notify the Participant at least three Business Days prior to any such inspection such that representatives of the Participant may, at their own expense, accompany the Bank or its representative on any such inspection. Any written report prepared by or on behalf of the Bank in connection with an inspection shall be promptly furnished to the Participant. In no event shall the Bank be obligated to take any action to effect repairs and correct any deficient structural, environmental or physical conditions on any of the Mortgaged Properties.

     (c) The Bank shall promptly furnish to the Participant copies of all quarterly and annual financial statements received from the Borrower. At any time that the Bank recalculates the Collateral Value, the Bank shall promptly furnish to the Participant the results of its determination. In the event that the Participant requests that the Bank recalculate the Collateral Value, the Bank shall perform such recalculation, provided, however, that the Bank shall not be obligated to recalculate the Collateral Value more than once every two months except in the case of Advances occurring more frequently.
In addition, upon the request of the Participant, the Bank shall also furnish to the Participant such other information within the Bank's possession relating to the Loan, any Advance or a Mortgaged Property as the Participant may from time to time reasonably request.

     (d) In the event there occurs an Event of Default under any Mortgage or the Note, the Participant shall assume the servicing of the Loan and shall complete an asset audit containing a discussion of the economics of the Loan and the related Mortgaged Property(ies) and a recommended course of action for the Loan within ten (10) days of receiving notice from the Bank that such an Event of Default has occurred unless such Event of Default is cured prior thereto. The results of any asset audit shall be put into a concise memorandum format by the Participant and forwarded, together with a copy of all documents prepared by or on behalf of the Participant in connection with such asset audit, to the Bank. The cost of such asset audit (the "Asset Audit Expense") will be borne by Participant, subject to reimbursement in accordance with Section " above. To the extent that Participant is not fully reimbursed for an Asset Audit Expense within thirty (30) days following the incurrence of such expense pursuant to distributions under Section ", then the Bank shall promptly reimburse the Participant for fifty percent (50%) of the applicable Asset Audit Expense, subject to reimbursement in accordance with Section ".

     (e) In the event that the Bank agrees with the recommendations of the Participant set forth in the asset audit, or in the event that the Bank does not object to such recommendations within ten (10) days following receipt of the asset audit, the Participant shall, in the name of the Bank, implement the course of action set forth in the approved (or deemed approved) asset audit. Prior to commencing the pursuit of such remedies, however, the Participant shall instruct outside counsel acceptable to the Bank to review the documents evidencing and securing the Loan for enforceability, the effect of any laws affecting remedies (including, without limitation, election of remedies doctrines, anti-deficiency rules and single action rules) and any technical defaults, and, subject to outside counsel's recommendations and findings regarding state laws affecting remedies, commence enforcing such agreed upon remedies. In the event the Bank disagrees with the recommendations of the Participant set forth in the asset audit and if the Bank and the Participant are unable to reach an agreement as to the course of action to be taken within thirty (30) days following delivery of the original asset audit, the Participant shall have the right to accelerate the Loan and commence foreclosure proceedings under any Mortgage or Mortgages, provided, however, that no foreclosure or similar proceeding shall be completed and no deed-in-lieu of foreclosure shall be accepted unless the Participant has previously obtained an updated phase I environmental study (and phase II if necessary) with respect to the Mortgaged Property or Mortgaged Properties subject to such foreclosure action which is reasonably acceptable to the Bank. In no event shall any other remedies be pursued without the written consent of the Bank, which consent shall not be unreasonably withheld or delayed. In connection with any foreclosure proceeding or any other action taken by the Participant pursuant to the first sentence of this paragraph
(e), the Bank shall cooperate with the Participant so as to enable the Participant to accelerate the Loan and legally commence foreclosure proceedings or take such other agreed upon actions, whether through the execution and delivery of a limited power of attorney or otherwise. Notwithstanding anything herein to the contrary, in the event that the Participant has defaulted in any of its obligations under this Agreement beyond any applicable grace period, including, without limitation, failing to deliver an asset audit in accordance with this Section, all decisions as to the election and pursuit of remedies shall belong to the Bank.

     (f) Except as otherwise provided in this Agreement, the Bank reserves the sole right and responsibility to enforce the obligations of the Borrower and any other entity obligated in respect of the Loan, and may, in its sole discretion, and shall have the sole and exclusive right to (i) agree to any modification of any of the terms of the Loan or the Note or any other agreement or instrument evidencing, securing or otherwise relating to the Loan, (ii) waive any of such terms or give or withhold consents or approvals to any action or failure to act by the Borrower or any such other agreement or instrument and (iii) exercise or refrain from exercising, or waive, any rights or powers the Bank may have in respect thereof, provided that (x) prior to agreeing to any such amendment or waiver or giving any consent or approval (except as otherwise set forth in clause (y) below), the Bank shall consult with the Participant, provided that in the event that the Bank and the Participant disagree, the decision of the Bank shall be final and conclusive and (y) no modification, amendment or waiver shall increase the Junior Participation or subject the Participant to any additional obligation, reduce the principal of the Junior Participation or the rate of interest on the Note, increase the amount of the Commitment, modify the seventy-five percent (75%) loan to value requirement set forth in the Credit Agreement, postpone the date fixed for payment of principal of or interest on the Junior Participation or the Note or otherwise modify or grant a waiver or give any consent or approval with respect to the Loan or any document relating thereto in a manner which would materially adversely affect the Participant's rights thereunder or hereunder without in each case the prior written consent of the Participant.

     (g) In the event that the Participant is servicing the Loan as contemplated by paragraphs (d) and (e) above of this Section 4, the Participant will comply with the servicing standard set forth in Section 4(a) above. All moneys received by the Participant under or in respect of the Loan shall be held by the Participant as trustee for the Bank and shall be remitted to the Bank no later than the next Business Day following receipt thereof by the Participant, to be disbursed by the Bank in accordance with Section " above. Except as expressly provided herein, the Participant does not assume any other duties or responsibilities.

     (h) The Bank shall maintain customary books and records in respect of the Loan in accordance with the servicing standard set forth in Section 4(a) above. Such books and records shall be made available for copying and inspection by the Participant at the Participant's cost and expenses during normal business hours upon not less than three Business Days' prior written notice. The Bank and the Participant shall notify each other as to any material default under the Loan which comes to such party's attention or any other matter which in the Bank's or the Participant's respective judgment might adversely affect the parties' respective interests hereunder or any documents relating thereto.



     5.   LIMITATIONS ON LIABILITY

     The Bank shall not, in the absence of gross negligence or willful misconduct, be under any liability to the Participant with respect to anything which it may do or refrain from doing which may seem to the Bank to be necessary or desirable in connection with its obligations hereunder. Without in any way limiting the foregoing, the Bank may rely upon the advice of counsel concerning legal matters and upon any written communication or telephone conversation which it believes to be genuine and correct or to have been signed, sent or made by the proper person and shall not be required to make an inquiry concerning the performance by the Borrower of its obligations under the Credit Agreement or in respect of the Loan. Except for the Bank's obligation to cooperate with the Participant under Section 4(e) above in order to enable the Participant to accelerate the Loan and commence foreclosure proceedings, the Bank shall have no obligation to make any claim on, or assert any lien upon, or assert any setoff against, any property held by it, and if it elects to do so with respect to any property other than collateral for the Loan, the Bank may in its discretion apply the same against indebtedness of the Borrower other than its indebtedness in respect of the Loan. The Bank may accept deposits from, make loans or otherwise extend credit to, and generally engage in any kind of Bank or trust business with, the Borrower, any Affiliate of the Borrower or any other entity obligated in respect of the Loan.

     6.   INDEMNIFICATION OF THE BANK

     The Participant agrees to indemnify the Bank for its Participation Percentage of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature against it in any way relating to or arising out of the Loan, the Note or the transactions contemplated thereby or the enforcement of any of the terms thereof, provided that the Participant shall not be liable for any of the foregoing to the extent they arise from the Bank's gross negligence or willful misconduct. This indemnity shall survive termination of this Agreement.

     7.   DISCLAIMERS BY THE BANK

     The Bank makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower or any other party to the Loan Documents, or the validity and enforceability of the obligations of the Borrower or any other party in respect of the Loan, or otherwise in respect of the Loan or any of the Mortgaged Properties. The Participant acknowledges that it has, independently and without reliance on the Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to purchase the Junior Participation and will continue to be responsible for making its own independent appraisal of the Loan and the business, affairs and financial condition of the Borrower.

     8.   ASSIGNMENT AND TRANSFERS

     This Agreement may not be assigned by one party without the prior written consent of the other party, nor may the Participant transfer the Junior Participation in whole or in part to any other person without the prior written consent of the Bank, which consent in the case of a transfer by the Participant of all or any portion of the Junior Participation shall not be unreasonably withheld or delayed. The Bank may sell other participations in the Loan including sub-participations in the Senior Participation provided that the Bank shall not reduce its participation interest in the Loan to below 10% without the prior written consent of the Participant. In the event the Bank sells any sub-participation in the Senior Participation, the Participant acknowledges and agrees that the holder of such sub-participation may be granted, subject to the terms, covenants and limitations set forth in the sub-participation agreement entered into between the Bank and such sub-participant, certain rights otherwise exercisable by the Bank hereunder, provided, however, that except as otherwise expressly agreed in writing by the Participant, (i) as between the Bank and the Participant, the Bank shall be remain primarily liable for such delegated rights subject to the limitations on liability set forth in this Agreement and (ii) any sub-participation agreement entered into between the Bank and any sub-participant shall not be deemed to expand the rights otherwise exercisable by the Bank hereunder. In addition, the Bank shall have the right at any time to delegate any of its servicing responsibilities hereunder without obtaining the consent of the Participant, provided, however, that as between the Bank and the Participant, the Bank shall be remain primarily liable for such delegated activities subject to the limitations set forth in this Agreement.

     9.   GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     10.  NOTICES

     Any communications provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be sent as follows to:

          (i)  in the case of the Bank:

          Morgan Guaranty Trust Company of New York
          60 Wall Street
          New York, New York 10"60
          Attention: Larry Blume
          Fax No.:  ("1") 648-5138

          with a copy to:

          Swidler Berlin Shereff Friedman, LLP
          3000 K Street, N.W.
          Washington, D.C. "0007
          Attention: Jeffrey S. Scharff, Esq
          Fax No. "0"-4"4-7643

          (ii) in the case of the Participant:
          Wellsford Capital
          610 Fifth Avenue
          New York, New York 100"0
          Attention: Gregory F. Hughes
          Fax: ("1") 333-"3"3

          Wiring Instructions:

          Chase Manhattan Bank, N.A.
          ABA No.: 0"10000"1
          For the Account of: United States Trust Company of New York Account No.: 9"0-1-073195
          In favor of: Wellsford Capital RBA Account 69-811"-7

          with a copy to:

          Robinson Silverman Pearce Aronsohn & Berman LLP
          1"90 Avenue of the Americas
          New York, New York 10014
          Attn:     Alan S. Pearce, Esq.
          Fax: ("1") 541-1411

or as to each such person such other address as may hereafter be furnished by such person to the parties hereto in writing. Any communication required or permitted to be delivered to any of the foregoing shall be deemed to have been duly given when sent by electronic means to the facsimile number listed above, with a copy mailed first class, postage prepaid, to the address of the party.

     11.  SEVERAL NATURE

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     12.  SUCCESSORS AND ASSIGNS

     The provisions of this Agreement shall be binding upon and, subject to the limitations set forth in Section 8 above, inure to the benefit of the respective successors and assigns of the parties hereto. No other person, including, without limitation, the Borrower, shall be entitled to any benefit or equitable right, remedy or claim under this Agreement.

     13.  HEADINGS; CONSTRUCTION OF AGREEMENT

     The headings of various sections of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof. The Participant acknowledges that it was represented by competent counsel in connection with the negotiation and drafting of this Agreement and that this Agreement shall not be subject to the principle of construing the meaning against the Person who drafted this Agreement.

     14.  NO PARTNERSHIP

     Nothing herein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between the Bank and the Participant.



     15.  COUNTERPARTS

     This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which shall together constitute one and the same agreement.

               [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                              MORGAN GUARANTY TRUST COMPANY
                                 OF NEW YORK



                              By:  /s/  Bernard J. Costello
                                   ----------------------------------
                              Name:  Bernard J. Costello
                                   ----------------------------------
                              Title: Vice President
                                   ----------------------------------

                              By:  /s/  L. Blume
                                   ----------------------------------
                              Name:  L. Blume
                                   ----------------------------------
                              Title: Vice President
                                   ----------------------------------


                              WELLSFORD CAPITAL


                              By:  /s/  Gregory F. Hughes
                                   ----------------------------------
                              Name:  Gregory F. Hughes
                                   ----------------------------------
                              Title: CFO
                                   ----------------------------------

                       LOAN PARTICIPATION CERTIFICATE


     Morgan Guaranty Trust Company of New York (the "Bank") hereby certifies that pursuant to the Loan Participation Agreement dated as of December 1, 1998 (the "Participation Agreement") between the Bank and Wellsford Capital (the "Participant"), it has sold to the Participant a participation interest in the Loan (the "Junior Participation") and has received from the Participant funds in the aggregate amount endorsed on the grid attached hereto shown at any time as outstanding and unpaid in respect of the Junior Participation. The Junior Participation shall bear interest at an annual rate equal to 1.50% in excess of the interest rate payable under the Note as in effect from time to time.

     This Loan Participation Certificate is issued pursuant to, and the Junior Participation evidenced hereby is subject to, the terms of the Participation Agreement and the Credit Agreement. Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Participation Agreement.


                              MORGAN GUARANTY TRUST COMPANY
                                  OF NEW YORK


                              By:  /s/  Bernard J. Costello
                                   ----------------------------------
                              Name:  Bernard J. Costello
                                   ----------------------------------
                              Title: Vice President
                                   ----------------------------------


                              By:  /s/  L. Blume
                                   ----------------------------------
                              Name:  L. Blume
                                   ----------------------------------
                              Title: Vice President
                                   ----------------------------------

                         SCHEDULE A

     (i)  the original Note payable to the order of the Bank;

     (ii) each original or a copy of the Mortgage in favor of the Bank, in each case with evidence of recording indicated thereon;

     (iii) each original or a copy of the Assignment of Leases in favor of the Bank, in each case with evidence of recording thereon;

     (iv) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon where appropriate, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Loan has been assumed;

     (v) the original or a copy of each lender's title insurance policy issued in connection with the Loan, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, insuring the priority of each Mortgage as a first lien on the related Mortgaged Property;

     (vi) the original of any guaranty of the obligations of the Borrower under the Loan;

     (vii) file copies of any UCC Financing Statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the Bank in and to the personalty of the Borrower at the Mortgaged Property (in each case with evidence of filing thereon); and

     (viii) any additional documents required to be added to the Loan File pursuant to this Agreement.